Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated September 17, 2018
to the
Fiera Capital STRONG Nations Currency Fund (the “Fund”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2017, as previously supplemented

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI dated December 29, 2017, as previously supplemented.

Effective as of August 1, 2018, Mr. Jonathan E. Lewis has resumed his role as Chief Investment Officer of Fiera Capital Inc., the Fund’s investment adviser, and as lead portfolio manager of the Fund.  The information previously removed by the supplement dated March 16, 2018 is hereby reinstated.

The supplement dated March 16, 2018 is superseded by this supplement.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI